UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 6, 2007
Date of Report
(Date of earliest event reported)
SMITH INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8514 (Commission File Number)	95-3822631 (I.R.S. Employer Identification No.)
411 N. Sam Houston Parkway, Suite 600
Houston, Texas
(Address of principal executive offices)
77060
(Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 22, 2007, Smith International, Inc. (the “Company”) filed a proxy statement with the Securities and Exchange Commission relating to its Annual Meeting of Stockholders to be held on April 24, 2007. In the proxy statement, the Company submitted a proposal to approve the Smith International, Inc. Second Amended and Restated 1989 Long-Term Incentive Compensation Plan (“Plan”) and would like to clarify certain language included in the Plan.
     As a New York Stock Exchange listed company, Smith is subject to a number of rules and regulations set forth by the Exchange. Accordingly, the Company’s Compensation and Benefits Committee would not be able to carry out any of the actions outlined in Section 1.3(g) “Surrender of Previous Incentive Awards” without first obtaining stockholder approval.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH INTERNATIONAL, INC.
Date: April 6, 2007	/s/ RICHARD E. CHANDLER, JR.
By: Richard E. Chandler, Jr.
Senior Vice President, General Counsel and Secretary